EXHIBIT 99.1.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 15, 2002

Avani International Group, Inc.

/s/ Robert Wang
Robert Wang

President, and

Chief Executive Officer

/s/ Dennis Robinson

Dennis Robinson

Treasurer, and

Chief Financial Officer